EXHIBIT 10.1

               ASSIGNMENT AND ASSUMPTION OF LIABILITIES AGREEMENT

Agreement made as of the 23rd day of May, 2005 between Ocean West Enterprises, Inc., a 100% owned subsidiary of Ocean West Holding Corporation ("OWHC"), which is being spun off to the Shareholders of OWHC as of May 23, 2005 ("Enterprises"). For $1.00, and other valuable consideration, receipt of which is hereby acknowledged, Enterprises hereby assumes, and OWHC hereby assigns to Enterprises, all liabilities and obligations ("Liabilities") of OWHC as of the date hereof both known and unknown including, but not limited to, the Liabilities described on Exhibit A hereto, and Enterprises agrees to pay the Liabilities and to do and perform each and every thing required of Enterprises to be done or performed in the same manner and with the same effect as though it originally had been obligated on the Liabilities. Enterprises and Consumer Direct of America, the majority shareholder of Enterprises following such spinoff, hereby jointly indemnify and hold harmless OWHC and its officers, directors, employees, representatives and shareholders from all such Liabilities.

In WITNESS WHEREOF, the parties have duly executed this Assignment and Assumption of Liabilities Agreement as of this 23 day of May, 2005.

                                     Ocean West Enterprises, Inc.

                                     By:  /s/ Wayne Bailey
                                         ---------------------------------------
                                          Wayne Bailey

                                     Ocean West Holding Corporation

                                     By:  /s/ Wayne Bailey
                                         ---------------------------------------
                                          Wayne Bailey

                                     Consumer Direct of America

                                     By:  /s/ Michael Barron
                                         ---------------------------------------
                                          Michael Barron

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                                    EXHIBIT A

                               ASSUMED LIABILITIES

1. "Accounts Payable and Accrued Expenses"

2. Due to Stockholder

3. Current Maturities of Long Term Debt

4. Long Term Debt

5. Due to Ocean West Enterprises